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                                                                    EXHIBIT 23.2

                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-81162 on Form S-4 and Registration Statement Nos. 033-60871, 333-74213, 333-74215, and 333-56066 on Form S-8 of Concord EFS, Inc. of our report dated March 2, 2001 (relating to the 1999 and 2000 consolidated financial statements of Star Systems, Inc. not presented separately therein) appearing in this Form 10-K.

/s/ DELOITTE & TOUCHE LLP

Orlando, Florida
February 22, 2002